UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    July 19, 2005
                                                 ____________________________


                          ESB Financial Corporation
_____________________________________________________________________________
           (Exact name of registrant as specified in its charter)



Pennsylvania                      0-19345                    25-1659846
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification No.)


600 Lawrence Avenue, Ellwood City, Pennsylvania                 16117
_____________________________________________________________________________
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code   (724) 758-5584
                                                   __________________________


                                Not Applicable
_____________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02   Results of Operations and Financial Condition
            _____________________________________________

     On July 19, 2005, ESB Financial Corporation issued a press release announcing its results of operations for the quarter and six months ended June 30, 2005. A copy of the press release is included as Exhibit 99 and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits
            _________________________________

       (a)  Not applicable.

       (b)  Not applicable.

       (c)  The following exhibit is included with this Report:

       Exhibit No.         Description
       ___________         ___________

           99              Press Release, dated July 19, 2005





























                                       2




                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 ESB FINANCIAL CORPORATION



                         By:  /s/ Charlotte A. Zuschlag
                              ____________________________________________
                              Name:  Charlotte A. Zuschlag
                              Title: President and Chief Executive Officer


Date:  July 20, 2005